Note Receivable	6 Months Ended
Jun. 30, 2025
Note Receivable [Abstract]
Note Receivable

Note 5. Note receivable

On January 5, 2024, the same third party issued another unsecured promissory note to the Company, pursuant to which the Company lent a principal amount of $2,500,000. The note bears interest at the rate of 3% per month and shall be paid eleven months after the disbursement of funds by the Company. For the six months ended June 30, 2025 and 2024, the interest income recorded for this note receivable was nil and $$75,000, respectively. As of June 30, 2025, the outstanding receivable balance of this note was nil.

As of June 30, 2025, we recorded a cumulative expected credit loss of $4,279,839 on notes receivable, of which $4,015,847 was recognized in 2025.